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                                                                  Exhibit 23.1





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         We have issued our report dated July 28, 1998 accompanying the consolidated financial statements of Crusader Holding Corporation, and Subsidiaries appearing on Form 10-K for the year ended June 30, 1998, which is incorporated by reference in this Registration Statement. We consent to the incorporation by reference in the Registration Statement of the aforementioned report.



                                          /s/ GRANT THORNTON LLP
                                         --------------------------------
                                              GRANT THORNTON LLP





Philadelphia, Pennsylvania
September 30, 1998